Exhibit 99.2

THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND IS SUBJECT TO CHANGE AND COMPLETION. THE U.S. OFFER DESCRIBED HEREIN HAS NOT COMMENCED, AND THIS COMMUNICATION IS NEITHER AN OFFER TO PURCHASE NOR A SOLICITATION OR RECOMMENDATION OF AN OFFER TO SELL SHARES OF COMMON STOCK OF ENEL GENERACIÓN CHILE S.A. (“ENEL GENERACIÓN”), OR ADSs REPRESENTING THOSE SHARES OF COMMON STOCK (THE “ADSs”). AT THE TIME THE U.S. OFFER IS COMMENCED, ENEL S.P.A. (“ENEL”) AND ENEL CHILE S.A. (“ENEL CHILE”) WILL FILE WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) A TENDER OFFER STATEMENT ON SCHEDULE TO, TOGETHER WITH THE RELATED ADS LETTER OF TRANSMITTAL, FORM OF ACCEPTANCE AND RELATED DOCUMENTS, AND OTHERWISE FILE, PUBLISH AND DISTRIBUTE ANY NOTICES AND MATERIALS REQUIRED TO COMMENCE THE OFFERS PURSUANT TO APPLICABLE LAW. HOLDERS OF ENEL GENERACIÓN COMMON STOCK OR ADSs ARE STRONGLY ADVISED TO READ THE SCHEDULE TO AND PROSPECTUS AND THE RELATED TENDER OFFER DOCUMENTS AND ANY AND ALL AMENDMENTS THERETO WHEN THEY ARE FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF COMMON STOCK AND ADSs SHOULD CONSIDER BEFORE TENDERING THEIR SHARES OF COMMON STOCK OR ADSs INTO THE U.S. OFFER. THE SCHEDULE TO, THE PROSPECTUS AND ANY AND ALL AMENDMENTS THERETO WILL BE AVAILABLE FOR FREE ON THE SEC WEBSITE (WWW.SEC.GOV). COPIES OF ENEL’S, ENEL CHILE’S AND ENEL GENERACIÓN’S FILINGS WITH THE SEC MAY BE OBTAINED AT THE SEC’S WEBSITE (WWW.SEC.GOV).

THIS FORM OF ADS LETTER OF TRANSMITTAL MAY NOT BE USED TO TENDER ANY SHARES OF COMMON STOCK OR ADSs IN THE U.S. OFFER. AT THE TIME THE U.S. OFFER IS COMMENCED, HOLDERS OF ENEL GENERACIÓN COMMON STOCK AND ADSs WILL BE SENT THE APPROPRIATE DOCUMENTS TO TENDER THEIR ENEL GENERACIÓN COMMON STOCK OR ADSs IN THE U.S. OFFER.

FORM OF ADS LETTER OF TRANSMITTAL

to accompany American Depositary Receipts (“Enel Generación ADRs”) evidencing

American Depositary Shares (“Enel Generación ADSs”) representing shares of common stock of

Enel Generación Chile S.A.

tendered in connection with the terms and subject to the conditions of the Prospectus (the “U.S. Offer”)

by

Enel Chile S.A.

This Letter of Transmittal should be (a) completed and signed in the space provided below and in the space provided on the Form W-9 below (or an appropriate IRS Form W-8, as applicable) and (b) mailed or delivered with your Enel Generación ADSs evidenced by Enel Generación ADR(s), if applicable, to Citibank, N.A, as Tender Agent (the “Tender Agent”), at one of the following addresses:

By Mail: Citibank, N.A. c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	By Overnight Courier: Citibank, N.A. c/o Voluntary Corporate Actions 250 Royall Street, Suite V Canton, MA 02021

For Information:

Georgeson LLC

1290 Avenue of the Americas, 9th Floor

New York, NY 10104

Call U.S. Toll-Free: +1 (866) 216-0459

Call International: +1 (781) 575-2137

E-mail: enelchile@georgeson.com

ITEM A: DESCRIPTION OF ENEL GENERACIÓN ADSs TENDERED
Names(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Enel Generación ADR(s))*	Enel Generación ADSs Tendered (Attach additional signed list if necessary)
	Enel Generación ADR Number(s)	Total Number of Enel Generación ADSs Represented by Enel Generación ADR(s) Tendered**	Total Number of Enel Generación ADSs Represented by Book-Entry (Electronic Form) Tendered***	Number of Enel Generación ADSs Tendered****

Total ADSs

 *   For Enel Generación ADS holders who hold their Enel Generación ADSs in book-entry form on the books and records of Citibank, N.A., as depositary (the “Depositary”) in the Direct Registration System (“DRS”) of the Depositary, the name of the Registered Holder must be exactly as it appears on the books and records of the Depositary.

 **   Complete only if Enel Generación ADSs are held in certificated form. Do NOT complete if transfer is to be made with respect to Enel Generación ADSs held in book-entry form in DRS.

 ***  Only include Enel Generación ADSs that are held in book-entry form in DRS. Do NOT include any Enel Generación ADSs to be transferred by means of the DTC book-entry system.

 ****  Unless otherwise indicated, it will be assumed that all Enel Generación ADSs described above are being tendered. See Instruction 4.

Please fill in all applicable blanks, follow all instructions carefully and sign this Letter of Transmittal in the appropriate space provided below. The Letter of Transmittal, together with your Enel Generación ADR(s) and IRS Form W-9 (or an appropriate IRS Form W-8, as applicable), must be delivered to the Tender Agent at one of the addresses set forth above.

The deadline for validly tendering Enel Generación ADSs is 4:30 pm, New York City time, on March , 2018 (as such time and date may be extended or earlier terminated, the “Expiration Date”), unless the U.S. Offer is extended or earlier terminated. Letters of Transmittal must be received in the office of the Tender Agent by 4:30 pm (New York City time) on the Expiration Date. Delivery of these documents to the Tender Agent’s P.O. Box on the Expiration Date does not constitute receipt by the Tender Agent.

Delivery of this Letter of Transmittal to an address other than the one as set forth above does not constitute a valid delivery to the Tender Agent. You must sign this Letter of Transmittal in the appropriate space provided, with the signature guaranteed (if required), and complete the enclosed IRS Form W-9 (or an appropriate IRS Form W-8, as applicable).

☐	CHECK HERE IF ENEL GENERACIÓN ADR CERTIFICATES HAVE BEEN MUTILATED, LOST, STOLEN OR DESTROYED, SEE INSTRUCTION 6.

PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

Ladies and Gentlemen:

The undersigned hereby tenders to Enel Chile S.A., a sociedad anónima abierta organized under the laws of the Republic of Chile (“Enel Chile”), upon the terms and subject to the conditions set forth in the prospectus, dated February     , 2018 (the “Prospectus”), as filed with the U.S. Securities and Exchange Commission in connection with the U.S. Offer (as hereinafter defined), in the subscription agreement (the “Subscription Agreement”) and in this Letter of Transmittal (the “Letter of Transmittal”, and together with the Prospectus and the Subscription Agreement, the “Offer Documents”), receipt of each of which is hereby acknowledged, the number of American Depositary Shares (“Enel Generación ADSs”) of Enel Generación Chile S.A., a sociedad anónima abierta organized under the laws of the Republic of Chile (“Enel Generación”), specified below in connection with Enel Chile’s offer (the “U.S. Offer”) to purchase any and all outstanding Enel Generación ADSs, each representing thirty (30) shares of common stock of Enel Generación, at a cash price of Ch$17,700 per Enel Generación ADS, in cash, without interest, payable in U.S. dollars, net of applicable withholding taxes (the “ADS Consideration”), subject to the condition (the “Share Subscription Condition”) that any properly tendering holder of Enel Generación ADSs shall have agreed to apply Ch$7,080 of the ADS Consideration payable for each Enel Generación ADS to subscribe for shares of common stock (“Enel Chile Shares”) of Enel Chile, at a subscription price of Ch$82 per Enel Chile Share, to be delivered in the form of American Depositary Shares (“Enel Chile ADSs”), upon the terms and subject to the conditions set forth in the Offer Documents.

The Enel Chile ADSs are to be issued pursuant to the Deposit Agreement, dated as of April 26, 2016, as amended, by and among Enel Chile, Citibank, N.A. as depositary, and all Holders and Beneficial Owners of Enel Chile ADSs issued thereunder, each Enel Chile ADS representing fifty (50) Enel Chile Shares, filed as an exhibit to the Registration Statement on Form F-6 (Registration Number 333-210651), as amended or supplemented.

As a holder of Enel Generación ADSs, the undersigned is entitled to tender its Enel Generación ADSs in the U.S. Offer upon the terms described in the Offer Documents. Tendering holders will receive for each Enel Generación ADS validly tendered in the U.S. Offer: (i) Ch$10,620, in cash, without interest, payable in U.S. dollars, net of applicable withholding taxes (the “Cash Tender Offer Consideration”), (ii) 1.72683 Enel Chile ADSs (subject to a US$0.05 issuance fee for each Enel Chile ADS) (the “ADS Tender Offer Consideration”, and together with the Cash Tender Offer Consideration, the “U.S. Offer Consideration”), and (iii) a cash-in-lieu payment representing the net cash proceeds from the sale of any fractional entitlement to an Enel Chile ADS which the tendering holder of Enel Generación ADSs would otherwise be entitled to receive as ADS Tender Offer Consideration (the “Cash-in-Lieu Payment”), in each case upon the terms and subject to the conditions set forth in the Prospectus.

The undersigned understands that delivery and surrender of the Enel Generación ADSs is not effective until the Tender Agent receives, or in the case of DRS, is deemed to have received, the Enel Generación ADSs with this Letter of Transmittal, properly completed and duly executed, or an agent’s message, as applicable, together with all accompanying evidences of authority in a form satisfactory to Enel Chile and any other required documents.

Upon receipt by the Tender Agent of (i) confirmation from Enel Chile that it has accepted all Enel Generación ADSs validly tendered and not validly withdrawn in the U.S. Offer, (ii) in the case of the portion of the ADS Consideration to be paid in cash, an amount equal to the aggregate Cash Tender Offer Consideration in U.S. dollars for the Enel Generación ADSs validly tendered and accepted in the amount determined in accordance with the procedures set forth in the section entitled “The Offers – Procedures for Participating in the U.S. Offer – Holders of Enel Generación ADSs” in the Prospectus, and (iii) in the case of the portion of the ADS Consideration applied to subscribe for Enel Chile Shares to be delivered in the form of Enel Chile ADSs, (x) the number of whole Enel Chile Shares subscribed for in satisfaction of the Share Subscription Condition as determined in accordance with the procedures set forth in the section entitled “The Offers – Procedures for Participating in the U.S. Offer – Holders of Enel Generación ADSs” in the Prospectus, and (y) any amount of the portion of the ADS Consideration applied for such subscription remaining after giving effect to such subscription, in accordance with the procedures set forth in the section entitled “The Offers – Procedures for Participating in the U.S. Offer – Holders of Enel Generación ADSs” in the Prospectus, the Tender Agent shall (i) distribute, in consideration for each validly tendered Enel Generación ADS, (a) the U.S. Offer Consideration and (b) if applicable, the Cash-in-Lieu Payment and (ii) return any Enel

Generación ADSs not purchased by Enel Chile in the U.S. Offer to the undersigned, in accordance with the terms and subject to the conditions of the U.S. Offer. The undersigned acknowledges that the exchange rate at which Enel Chile exchanges the Cash Tender Offer Consideration and any Cash-in-Lieu Payment into U.S. dollars may fluctuate and that neither Enel Chile nor the Tender Agent can guarantee the exchange rate at which such amounts will be exchanged into U.S. dollars.

The undersigned understands that for U.S. federal income tax purposes, a U.S. holder of Enel Generación ADSs that tenders in the U.S. Offer would be considered to have done so in exchange for a combination of cash and Enel Chile ADSs and that receipt of Enel Chile ADSs and cash pursuant to the U.S. Offer by a holder of Enel Generación ADSs will be a taxable transaction for U.S. federal income tax purposes to U.S. holders. See “Material United States Tax Consequences” in the Prospectus for a more complete discussion of certain U.S. federal income tax consequences of the U.S. Offer. Each holder of Enel Generación ADSs is urged to consult his or her independent professional advisor regarding the tax consequences of acceptance of the U.S. Offer.

The undersigned hereby represents and warrants to, and agrees with, Enel Chile and the Transfer Agent that (a) the undersigned owns the Enel Generación ADSs being tendered, including, if applicable, the Enel Generación ADSs evidenced by the enclosed Enel Generación ADR(s), (b) the undersigned has full power and authority to surrender, transfer and assign the Enel Generación ADSs with good, valid and marketable title transmitted herewith, free and clear of any lien, pledge, mortgage, security interest, claim, charge, option, right of first refusal, transfer restriction under any shareholder or similar agreement, encumbrance or any other restriction or limitation whatsoever, (c) the undersigned irrevocably authorizes Enel Chile to apply on the undersigned’s behalf Ch$7,080 of the ADS Consideration payable by Enel Chile in the U.S. Offer for each Enel Generación ADS validly tendered to subscribe and fully pay for Enel Chile Shares underlying Enel Chile ADSs plus any applicable fees in connection with the issuance of the Enel Chile ADSs, pursuant to the terms of a subscription agreement to be entered into by or on behalf of the undersigned in connection with the Share Subscription Condition (the “Share Subscription Agreement”), a copy of which is attached as Annex A hereto, (d) the undersigned irrevocably authorizes BTG Pactual Chile S.A. Corredores de Bolsa, as the tender agent in the Chilean Offer (the “Chilean Tender Agent”), to execute and deliver a Subscription Agreement on behalf of the undersigned for the subscription of Enel Chile Shares at a subscription price of Ch$82 per Enel Chile Share and (e) the undersigned irrevocably constitutes and appoints the Tender Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to the Enel Generación ADSs, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to deliver the Enel Generación ADSs with the accompanying evidence of transfer and authenticity, to Enel Chile upon receipt by the Tender Agent, as the undersigned’s agent, of the aggregate U.S. Offer Consideration and any Cash-in-Lieu Payment.

The undersigned agrees, upon request, to execute any additional documents necessary or desirable to complete the delivery of the Enel Generación ADSs transmitted herewith. All questions as to the validity, form and eligibility of surrender of certificates hereunder will be determined by Enel Chile (which may delegate power in whole or in part to the Tender Agent) and its determination shall be final and binding on all parties. Enel Chile reserves the right to require that, in order for the Enel Generación ADSs or other securities to be deemed validly tendered, immediately upon acceptance by Enel Chile for payment of such Enel Generación ADSs, Enel Chile must be able to exercise full voting, consent and other rights with respect to such Enel Generación ADSs, including voting at any meeting of Enel Generación shareholders. Delivery of the Enel Generación ADSs shall be affected, and risk of loss and title to such certificate(s) shall pass, only upon receipt thereof by the Tender Agent in accordance with the terms of this Letter of Transmittal. By signing and returning this Letter of Transmittal, the undersigned further represents and warrants to Enel Chile and the Tender Agent that the payment of the aggregate U.S. Offer Consideration and any Cash-in-Lieu Payment will completely discharge any obligations of Enel Chile and the Tender Agent with respect to the matters contemplated by this Letter of Transmittal.

All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Prospectus, the tender of the Enel Generación ADSs hereby is irrevocable unless and until the undersigned withdraws the tender of such Enel Generación ADSs or, if applicable, the Enel Generación ADSs represented by the enclosed Enel Generación ADR(s) from the U.S. Offer in accordance with the terms and subject to the conditions of the Prospectus. Such acceptance for payment shall, without further action, revoke any prior powers of attorney granted by the undersigned at any time with respect to such Enel Generación ADSs, and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective).

Enel Chile’s acceptance for tender of Enel Generación ADSs properly tendered according to any of the procedures described in the Prospectus and in the Instructions hereto will constitute a binding agreement between the undersigned and Enel Chile upon the terms and subject to the conditions of the U.S. Offer (and if the U.S. Offer is extended, amended or earlier terminated, the terms and conditions of such extension, amendment or termination). The undersigned recognizes that under certain circumstances set forth in the U.S. Offer, Enel Chile may not be required to accept for tender any of the Enel Generación ADSs tendered hereby. The undersigned understands that Enel Generación ADSs tendered on or prior to the Expiration Date may not be withdrawn except as described in the Prospectus. In the event tendered Enel Generación ADSs are permitted to be withdrawn, the undersigned will need to timely contact the Tender Agent in writing and follow the requisite procedures for withdrawing such tendered Enel Generación ADSs.

The undersigned understands that Enel Generación ADSs tendered on or prior to the Expiration Date may be withdrawn only as described in the Prospectus. In the event tendered Enel Generación ADSs are permitted to be withdrawn, the undersigned will need to timely contact the Tender Agent in writing and follow the requisite procedures for withdrawing such tendered Enel Generación ADSs.

The Tender Agent will issue and mail a check reflecting (i) the Cash Tender Offer Consideration and (ii) any Cash-in-Lieu Payment, in each case without interest, payable in U.S. dollars net of applicable withholding taxes, and will issue the Enel Chile ADSs on behalf of Enel Chile, in exchange for all Enel Generación ADSs (including, if applicable, Enel Generación ADSs evidenced by Enel Generación ADR(s)) validly tendered and accepted in accordance with the terms and subject to the conditions set forth in the Offer Documents, and/or deliver statements in respect of any certificates for any Enel Generación ADSs not tendered or accepted for tender, in each case, in the name(s) of the registered holder(s) appearing in Item A above under “Description of Enel Generación ADSs Tendered” and deliver such items to the address specified in Item A above, unless Item B, “Special Issuance Instructions” and/or Item C, “Special Delivery Instructions” below are completed.

If Item B, “Special Issuance Instructions,” is completed, the Tender Agent will issue the Enel Chile ADSs and the check in the name(s) of the person(s) specified in Item B, and will deliver the Enel Chile ADSs, the check and/or the statements in respect of any certificates for any Enel Generación ADSs not tendered or accepted for tender to the person(s) specified in Item B. Similarly, if Item C, “Special Delivery Instructions,” is completed, the Tender Agent will issue the Enel Chile ADSs and the check in the name(s) of the registered holder(s) appearing in Item A above under “Description of Enel Generación ADSs Tendered” and deliver the Enel Chile ADSs, the check and/or the statements in respect of any Enel Generación ADSs not tendered or not accepted for tender (and any accompanying documents, as appropriate) to the address specified in Item C. In the event that Item B, “Special Issuance Instructions,” and Item C, “Special Delivery Instructions,” are both completed, the Tender Agent will issue the Enel Chile ADSs and the check in the name(s) of the person(s) specified in Item B and deliver the Enel Chile ADSs, the check and/or the statements in respect of any Enel Generación ADSs not tendered or not accepted for tender (and any accompanying documents, as appropriate) to the address specified in Item C. The undersigned acknowledges that Enel Chile has no obligation under the “Special Issuance Instructions” to transfer any Enel Generación ADSs from the name of the registered holder thereof if Enel Chile does not accept for tender any of the Enel Generación ADSs so tendered.

The undersigned further agrees and acknowledges that holders of Enel Generación ADSs are required to make their own independent verification as to whether the tender of such Enel Generación ADSs in the U.S. Offer is in compliance with the laws of the jurisdiction in which such tender is made. The undersigned agrees and acknowledges that Enel Chile will not be liable for any failure to comply with the laws of any jurisdiction, other than the United States, in which Enel Generación ADSs are so tendered.

ITEM B: SPECIAL ISSUANCE INSTRUCTIONS	ITEM C: SPECIAL DELIVERY INSTRUCTIONS

To be completed ONLY if the cash payment, the Enel Chile ADSs and the statements in respect of any Enel Generación ADSs not tendered or not accepted for tender are to be issued in the name of someone other than the person(s) specified in Item A. See Instruction 5.

Issue the cash payment, the Enel Chile ADSs and the statements in respect of any Enel Generación ADSs not tendered or not accepted for exchange which I am entitled to receive to:

To be completed ONLY if delivery of the cash payment, the Enel Chile ADSs and the statements in respect of any Enel Generación ADSs not tendered or not accepted for tender is to be made to an address other than that specified in Item A, or to an address other than that appearing in Item B (if filled in). See Instruction 5.

Deliver the cash payment, the Enel Chile ADSs and the statements in respect of any Enel Generación ADSs not tendered or not accepted for exchange which I am entitled to receive to:

Name (Please Type or Print) Address (Include Zip Code) (Taxpayer Identification or Social Security Number)	Name (Please Type or Print) Address (Include Zip Code) (Taxpayer Identification or Social Security Number)

ITEM D:	SIGNATURE(S)
IMPORTANT: SIGN HERE
(Signature(s) of Owner(s))

(Signature(s) of Owner(s))

Dated:                 , 2018

Must be signed by registered holder(s) exactly as name appear(s) on Enel Generación ADS(s). If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please see Instruction 2 and provide the following information:

Name(s):

(Please Type or Print) Capacity (Full Title): Tax Identification or Social Security Number:

ITEM E:	GUARANTEE OF SIGNATURE(S) (If Required – See Instruction 3)
Authorized Signature: Name: (Please Type or Print) Title: Name of Firm: Address: City/State/Zip Code: Area Code and Daytime Telephone No.: Date: , 2018

Print or type

See Specific Instructions on page 2.

PLEASE COMPLETE THE FORM W-9 BELOW TO PROVIDE THE EXCHANGE AGENT WITH YOUR TAX IDENTIFICATION NUMBER AND A CERTIFICATION AS TO YOUR EXEMPTION FROM BACK-UP WITHHOLDING.

PAYER’S NAME: CITIBANK, N.A.

Form W-9 (Rev. December 2014) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification; check only one of the following seven boxes:	4 Exemptions (codes apply
only to certain entities, not
individuals; see instructions
on page 3):

Exempt payee code (if any)

Exemption from FATCA
reporting code (if any)

(Applies to accounts
maintained outside the U.S.)

☐	Individual/sole proprietor or single-member LLC	☐	C Corporation	☐	S Corporation	☐	Partnership	☐	Trust/estate
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership)							▶
Note. For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner.
☐ Other (see instructions)

5 Address (number, street, and apt. or suite no.)	Requester’s name and address (optional)
6 City, state, and ZIP code
7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter.

Social security number
	–	–
or
Employer identification number
–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.	I am a U.S. citizen or other U.S. person (defined below); and

4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at www.irs.gov/fw9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following:

● Form 1099-INT (interest earned or paid)

● Form 1099-DIV (dividends, including those from stocks or mutual funds)

● Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

● Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

● Form 1099-S (proceeds from real estate transactions)

● Form 1099-K (merchant card and third party network transactions)

● Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

● Form 1099-C (canceled debt)

● Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding? on page 2.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a

U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting? on page 2 for further information.

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

● An individual who is a U.S. citizen or U.S. resident alien;

● A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

● An estate (other than a foreign estate); or

● A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

● In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

● In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

● In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships above.

What is FATCA reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account, list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9.

a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note. ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2.

c. Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2.

d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner’s name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3.

Limited Liability Company (LLC). If the name on line 1 is an LLC treated as a partnership for U.S. federal tax purposes, check the “Limited Liability Company” box and enter “P” in the space provided. If the LLC has filed Form 8832 or 2553 to be taxed as a corporation, check the “Limited Liability Company” box and in the space provided enter “C” for C corporation or “S” for S corporation. If it is a single-member LLC that is a disregarded entity, do not check the “Limited Liability Company” box; instead check the first box in line 3 “Individual/sole proprietor or single-member LLC.”

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you.

Exempt payee code.

● Generally, individuals (including sole proprietors) are not exempt from backup withholding.

● Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

● Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

● Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1 — An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2 — The United States or any of its agencies or instrumentalities

3 — A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4 — A foreign government or any of its political subdivisions, agencies, or instrumentalities

5 — A corporation

6 — A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7 — A futures commission merchant registered with the Commodity Futures Trading Commission

8 — A real estate investment trust

9 — An entity registered at all times during the tax year under the Investment Company Act of 1940

10 — A common trust fund operated by a bank under section 584(a)

11 — A financial institution

12 — A middleman known in the investment community as a nominee or custodian

13 — A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.
[2]	However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.

A — An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B — The United States or any of its agencies or instrumentalities

C — A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D — A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E — A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F — A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G — A real estate investment trust

H — A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I — A common trust fund as defined in section 584(a)

J — A bank as defined in section 581

K — A broker

L — A trust exempt from tax under section 664 or described in section 4947(a)(1)

M — A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note. You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on this page), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*
For this type of account:		Give name and EIN of:
7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity[4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]	You must show your individual name and you may also enter your business or DBA name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]	List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 2.

*Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

● Protect your SSN,

● Ensure your employer is protecting your SSN, and

● Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

INSTRUCTIONS

Terms and Conditions of the Letter of Transmittal

1.	Delivery of Letter of Transmittal and Enel Generación ADR(s). Enel Generación ADR(s), together with a properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal, should be delivered to the Tender Agent at one of the addresses set forth above. In the case of Enel Generación ADSs held in the form of DRS, only a properly completed and duly executed Letter of Transmittal should be delivered to the Tender Agent at one of the addresses set forth above. If transmitted Enel Generación ADR(s) is (are) registered in different names on different certificates, it will be necessary to complete, sign and transmit as many separate Letters of Transmittal as there are different registrations of certificates. Additional Letters of Transmittal may be obtained from the Tender Agent. The method of delivery of Enel Generación ADR(s) (and all other required documents) is at the option and risk of the undersigned and delivery will be deemed made only when actually received by the Tender Agent. If such delivery is by mail, it is recommended that such certificates and documents be sent by registered mail, properly insured, with return receipt requested. In all cases, sufficient time should be allowed to ensure timely delivery. The Tender Agent will deliver the U.S. Offer Consideration and any Cash-in-Lieu Payment for the tender of Enel Generación ADR(s) promptly after receipt by the Tender Agent of the aggregate U.S. Offer Consideration and any Cash-in-Lieu Payment from Enel Chile.

2.	Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder of the Enel Generación ADR(s) transmitted herewith, the signature must correspond with the name as written on the face of the Enel Generación ADR(s) without alteration, enlargement or any change whatsoever. If the Enel Generación ADR(s) is (are) owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal and any other document requiring signature. If this Letter of Transmittal is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons must so indicate, when signing, such persons’ full capacities. If additional documents are required, you will be so advised.

3.	Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal if (i) this Letter of Transmittal is signed by the registered holder(s), unless such holder(s) has (have) completed Item B above (Special Issuance Instructions), or (ii) the Enel Generación ADRS(s) are tendered for the account of an Eligible Guarantor Institution (as defined below). If a signature guarantee is required, signatures on this Letter of Transmittal must be guaranteed by an Eligible Guarantor Institution such as a commercial bank, trust company, securities broker/dealer, credit union or savings association participating in a Medallion Program approved by the Securities Transfer Association, Inc. (each of the foregoing being an “Eligible Guarantor Institution”). In all other cases, all signatures on this Letter of Transmittal must be medallion guaranteed by an Eligible Guarantor Institution. See Instruction 5.

4.	Stock Powers; Endorsements of Enel Generación ADR(s). If the registered holder(s) of the Enel Generación ADS(s) listed on the front page hereof and transmitted herewith sign(s) this Letter of Transmittal, no separate stock power(s) or endorsement(s) of the Enel Generación ADR(s) is (are) required. If a person other than the registered holder of the Enel Generación ADR(s) transmitted herewith signs this Letter of Transmittal, the Enel Generación ADR(s) must be duly endorsed by or accompanied by appropriate stock powers from the registered owner(s), in either case signed exactly as the name or names of the registered owner(s) appear on the certificate(s), with the proper guarantee of signatures by an Eligible Guarantor Institution, and the person signing this Letter of Transmittal must pay any transfer or other taxes or duties required by reason of the payment to a person other than the registered holder of the surrendered Enel Generación ADR(s) or establish to the satisfaction of the Tender Agent and the Enel Chile that such tax has been paid or is not applicable.

5.

Special Issuance and Delivery Instructions. In Item B above, indicate the name and address of the person(s) to whom the applicable cash payment, the Enel Chile ADSs and the statement in respect of the Enel Generación ADSs not tendered or not accepted for tender are to be issued, only if the applicable cash payment, the Enel Chile ADSs and the statement in respect of the Enel Generación ADSs not tendered or not accepted for tender are to be issued in the name of someone other than the person(s) in whose name the surrendered Enel Generación ADR(s) is (are) registered. If Item B above is completed, the applicable cash payment, the Enel Chile ADSs and the statement in respect of the Enel Generación ADSs not tendered or not accepted for tender will be issued in the name of, and will be mailed to, if applicable, the person so indicated at the address so indicated, but only after it has been established to the satisfaction of the Tender Agent and Enel Chile that any applicable transfer or other taxes or duties have been paid. Please attach an additional list of the information required by Item B of this Letter of Transmittal, if necessary. In Item C above, indicate the name and address to whom the applicable cash payment, the Enel Chile ADSs and the statement in respect of the Enel Generación ADSs not tendered or not accepted for tender are to be mailed only if delivery of the applicable cash payment, the Enel Chile ADSs and the statement in respect of the Enel Generación ADSs not tendered or not accepted for tender are to be made to someone other than the person(s) or the address(es) specified in Item A above, or if Item B above is completed, the person(s) or the address(es) listed in Item B above. Please attach an additional list of the information required by this Letter of Transmittal, if necessary.

6.	Mutilated, Lost, Stolen or Destroyed Enel Generación ADR(s). In the event that you are unable to deliver your Enel Generación ADR(s) due to mutilation, loss, theft or destruction of such certificate(s), this Letter of Transmittal may be submitted, together with an affidavit of such theft, loss or destruction, a bond of indemnity and any other documents which may be required, subject to acceptance at the discretion of Enel Chile. All inquiries with regard to lost or destroyed Enel Generación ADR(s) and how to have them replaced should be made directly to the Tender Agent, at 1-877-248-4237.

7.	Tax Form. You should complete and execute a Substitute Form W-9 (attached hereto) or an applicable IRS Form W-8 and deliver such form together with this Letter of Transmittal and your Enel Generación ADR(s), if applicable. If the person receiving payment for the Enel Generación ADR(s), as described in the Prospectus is a “U.S. person” (see definition below), complete and sign the Substitute Form W-9 to certify the payee’s tax identification number (“TIN”). Please provide the social security or employer identification number of the person or entity receiving payment for the above described Enel Generación ADR(s) and sign and date the form. If the person receiving payment for the Enel Generación ADR(s) as described in the Prospectus is not a “U.S. person,” complete and sign an applicable IRS Form W-8 (usually, IRS Form W-8BEN (for individuals) or IRS Form W-8BEN-E (for entities)). IRS Forms W-8 may be obtained from the Tender Agent, at www.irs.gov or by calling 1-800-829-3676. Failure to provide a properly completed and signed IRS Form W-9 or a properly completed and signed IRS Form W-8BEN, IRS Form W-8BEN-E or other applicable Form W-8 may result in backup withholding under U.S. tax laws and may result in a penalty imposed by the U.S. Internal Revenue Service. For federal tax purposes, you are considered a U.S. person if you are (1) an individual who is a U.S. citizen or U.S. resident alien, (2) a partnership, corporation, company or association created or organized in the United States or under the laws of the United States, (3) an estate (other than a foreign estate), or (4) a domestic trust (as defined in U.S. Treasury Regulations section 301.7701-7).

8.	Waiver of Conditions. Subject to the terms and conditions of the Prospectus, Enel Chile reserves the right, in its sole discretion, to waive, at any time or from time to time, any of the specified conditions of the U.S. Offer, in whole or in part, in the case of any Enel Generación ADR tendered.

9.	Withdrawal of Enel Generación ADR(s) Tendered. Enel Generación ADR(s) tendered pursuant to the U.S. Offer on or prior to the Expiration Date may be withdrawn only as described in the Prospectus, including the right to withdraw any tendered Enel Generación ADR(s) during a possible extension of the U.S. Offer. After an effective withdrawal you may resubmit to the Tender Agent a completed replacement of this document and any other documents required by the U.S. Offer for properly tendering Enel Generación ADR(s) prior to the Expiration Date.

10.	Inadequate Space. If the space provided herein under “Description of Enel Generación ADSs Tendered” is inadequate, the number of Enel Generación ADSs tendered and the Enel Generación ADR numbers with respect to such Enel Generación ADSs should be listed on a separate signed schedule attached hereto.

11.	Miscellaneous. Neither Enel Chile nor the Tender Agent shall be obligated to give notice of any defects or any irregularities in any Letter of Transmittal and none of them shall incur any liability for failure to give any such notice. All inquiries with regard to surrender of Enel Generación ADR(s) shall be made directly to Georgeson LLC, as Information Agent, at +1 (866) 216-0459 (U.S. Toll-Free) or +1 (781) 575-2137 (International).

Annex A

[Form of Subscription Agreement]

SUBJECT TO COMPLETION

SUBSCRIPTION AGREEMENT FOR SHARES OF ENEL CHILE S.A.

Santiago, Chile, at                     , 2018, between ENEL CHILE S.A. (the “Company”), Chilean tax identification number 76.536.353-5, a publicly traded stock company registered in the Registry of Securities of the Financial Market Commission (“CMF” in its Spanish acronym) under Number 1139, as represented by [●], Chilean tax identification number [●], both domiciled for these purposes at Santa Rosa 76, Piso 17, Santiago, Chile, on the one part, and BTG PACTUAL CHILE S.A. CORREDORES DE BOLSA, Chilean tax identification number 84.177.300-4, (the “Intermediary”), for the account and in the representation of the shareholders of Enel Generación Chile S.A. who accepted to sell their shares (including in the form of American Depositary Shares) in the Offer (as described below), represented by [●], Chilean identification number [●], both domiciled for these purposes at [●], have agreed to the following:

FIRST: Background

1.1	The Company was incorporated as a result of the spin-off from Enersis S.A. (now named Enel Américas S.A.) agreed to at the extraordinary shareholders’ meeting of December 18, 2015. The minutes of that extraordinary shareholders’ meeting were conveyed in a public deed dated January 8, 2016, as granted in the Santiago Notary Public of Mr. Iván Torrealba A., and an extract was registered in the Santiago Registry of Commerce, in page 4,288, Number 2,570, of 2016, as published in the Diario Oficial (Official Gazette) of January 22, 2016.

1.2	Through an extraordinary shareholders’ meeting of the Company held on December 20, 2017 (the “Meeting”), whose minutes were conveyed in a public deed dated December 28, 2017, in the Santiago Notary Public of Mr. Iván Torrealba A., an agreement was reached, among other matters, to carry out a capital increase of 820 billion Chilean pesos through the issuance of 10 billion nominal common shares of the same series, without par value (the “Capital Increase”). An extract of this public deed was registered in page 1,154, Number 629, of the Santiago Registry of Commerce, and dated January 4, 2018. On [●], the CMF registered the issuance of these 10 billion common shares, all of the same series, without par value, for an aggregate value of 820 billion Chilean pesos, as part of the Capital Increase, in the Registry of Securities under Number [●].

1.3	On February [●], 2018, the Company initiated the preemptive rights subscription period for 10 billion shares, and ended such period on March [●], 2018.

1.4	On February [●], 2018, the Company made available a prospectus and published a notice in Chilean newspapers of broad circulation, [●] and [●], announcing a public tender offer, in accordance with Title XXV of the Chilean Securities Market Law, to acquire up to [●] outstanding shares of Enel Generación Chile S.A. (“Enel Generación”), a publicly traded stock company registered in the Registry of Securities of the CMF under Number 114, Chilean tax identification number 91.081.000-6 (the “Offer”).

1.5	In accordance with the terms of the Offer, the tender price to be paid is 590 Chilean pesos per share of Enel Generación, payable in Chilean pesos, the Chilean national currency. Of this amount, the Enel Generación shareholder who accepts the Offer for Enel Generación shares will receive 60% of the 590 Chilean pesos in cash, equivalent to 354 Chilean pesos per share, and the remaining 40% will be withheld by an intermediary and applied to pay the subscription price of 82 Chilean pesos per share for newly issued shares of Enel Chile. For 40% of the price of the Offer for Enel Generación shares, 2.87807 newly issued shares of Enel Chile will be issued for every Enel Generación share that any shareholder of this latter company may sell in the context of the Offer for Enel Generación shares.

1.6

The Offer was carried out by BTG Pactual Chile S.A. Corredores de Bolsa, in its capacity as manager of the Offer. Through the acceptance of sales of shares, the shareholders of Enel Generación who accepted the Offer authorized the Intermediary to apply the portion of the tender price mentioned in paragraph

1.5 above to the payment of the subscription price of newly issued shares of the Company to which the shareholder is entitled in conformity with the aforementioned subscription price. In that context, the Intermediary was authorized and empowered to subscribe, in the name and on behalf of the tendering shareholder, the newly issued shares of the Company to which the shareholder is entitled in conformity with paragraph 1.5 above.

1.7	In accordance with the Notice of Results of the Offer, published in Chilean newspapers of broad circulation, [●] and [●], on March [●], 2018, the Company declared the Offer to be successful, and accepted all the orders to sell shares that were received and, therefore, acquired [●] shares of Enel Generación. These shares, when aggregated with the shares of Enel Generación that the Company already owned before the Offer, represent a total of [●]% of Enel Generación shares with voting rights.

SECOND: Share Subscription. By means of this document, BTG Pactual Chile S.A. Corredores de Bolsa, for the account and on behalf of the Enel Generación shareholders who have accepted to sell their shares during the valid period for the Offer (with the sole exception of the pension fund managers, mutual fund managers and other institutional investors required to hold their investments under their own name until the sale of the security, and who accepted the Offer) subscribed for [●] common shares of the same series, without par value, each of the same value, which were issued under the Capital Increase referred to in this agreement.

The delivery of newly issued shares to the Enel Generación shareholders represented by the Intermediary in accordance with this agreement will be carried out on the settlement date for the Offer (in accordance with its terms and conditions) concurrently with the payment of the 60% cash portion of the tender price for the Enel Generación shares sold in connection with the Offer.

THIRD: Payment for the subscription of Shares. The [●] shares subscribed and acquired by the Intermediary (acting for and on behalf of Enel Generación shareholders who have accepted to sell shares in the Offer), at an aggregate price of [●] Chilean pesos, or 82 Chilean pesos per share, payable on the settlement date of the Offer (in accordance to its own terms and conditions), and representing 40% of the tender price of the Offer. On the settlement date of the Offer, the Company will apply the aforementioned 40% of the tender price of the Offer to the payment for newly issued shares of Enel Chile in accordance with the terms of the Offer and this agreement.

FOURTH: Applicable law and domicile. This agreement will be governed by the laws of the Republic of Chile. For purposes of this agreement, the parties have identified their domicile in the city and commune of Santiago, Chile.

FIFTH: Copies. This agreement is executed in two identical counterparts, with one copy for each of the parties.

Enel Chile S.A.

Signature:
Name:

BTG Pactual Chile S.A. Corredores de Bolsa, on behalf of the Enel Generación shareholders who accepted to sell their shares in the Offer,

Signature:
Name: